Exhibit 99.1

Hercules Offshore Monthly Rig Fleet Status Report as of February 24, 2010

				Contract (2)	Est. Duration (3)
Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore
1 Hercules 120	120' - MC, TD	GOM	Chevron	27-29	126	06/30/10
2 Hercules 150	150' - ILC, TD	GOM	Hilcorp	32-34	185	08/28/10
3 Hercules 173	173' - MC, TD	GOM	Chevron	27-29	126	06/30/10
4 Hercules 200	200' - MC, TD	GOM	ADTI/Leed	30-32	8	03/04/10
			Hall-Houston	29-31	30	04/03/10	Dayrate of $33-$35K for additional 20 days if well is completed; One one-well (25-day) priced option at $31-33K
5 Hercules 201	200' - MC, TD	GOM	Devon	31-33	19	03/15/10	Operations from January 12, 2010 - February 12, 2010 were at $29-31K dayrate; One one-well (30-day) priced option at $31-33K
				28-30	46	04/30/10
6 Hercules 202	200' - MC, TD	GOM	W&T Offshore	31-33	172	08/15/10
7 Hercules 204	200' - MC, TD	GOM	Petroquest	29-31	5	03/01/10
			Maintenance			03/22/10	Undergoing repairs and maintenance for 14-21 days
			LLOG	32-34	50	05/11/10
8 Hercules 251	250' - MS, TD	GOM	Ready Stacked
9 Hercules 253	250' - MS, TD	GOM	ADTI/Contango	32-34	56	04/21/10
10 Hercules 257	250' - MS, TD	GOM	ADTI/Badger	31-33	12	03/08/10	Contract commenced February 14, 2010; Dayrate of $33-35k for additional 18 days if well is completed
			Stone Energy Corp	32-34	30	04/07/10	One one-well (21-day) priced option at $33-35K
			Hall-Houston	31-33	25	05/02/10
11 Hercules 350	350' - ILC, TD	GOM	Chevron	49-51	126	06/30/10
				Average	92	days
12 Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09
13 Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09
14 Hercules 78	Submersible, TD	GOM	Cold Stacked 01/09
15 Hercules 85	85' - ILS, TD	GOM	Cold Stacked 01/09
16 Hercules 101	100' - MC, TD	GOM	Cold Stacked 01/09
17 Hercules 152	150' - MC, TD	GOM	Cold Stacked 05/09
18 Hercules 153	150' - MC, TD	GOM	Cold Stacked 01/09
19 Hercules 203	200' - MC, TD	GOM	Cold Stacked 06/09				Continuing obligation from Energy XXI for approximately 18 days at $81-83K dayrate will be assigned to another rig; actual days remaining are currently being negotiated
20 Hercules 206	200' - MC, TD	GOM	Cold Stacked 12/09
21 Hercules 207	200' - MC, TD	GOM	Cold Stacked 01/09
22 Hercules 211	200' - MC Workover	GOM	Cold Stacked 01/09
23 Hercules 250	250' - MS, TD	GOM	Cold Stacked 12/09
24 Hercules 252	250' - MS, TD	GOM	Cold Stacked 05/09

Hercules Offshore Monthly Rig Fleet Status Report as of February 24, 2010

				Contract (2)	Est. Duration (3)
Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
International Offshore
1 Hercules 170	170' - ILC, TD	Bahrain	Warm Stacked
2 Hercules 156	150' - ILC, TD	Gabon	Warm Stacked
3 Hercules 185	150' - ILC, TD	Gabon	Angola Drilling Company Ltd	149-151	317	01/07/11	Remains on standby dayrate in the $145-150K range. Currently does not meet our revenue recognition criteria
							due to uncertainty surrounding collectability.
4 Platform 3	Platform, TD	Mexico	PEMEX	54-56	421	04/21/11	Contract commenced February 9
5 Hercules 205	200' - MC, TD	Enroute				02/28/10	Completed previous contract on February 1, 2010; Enroute to U.S. Gulf of Mexico
6 Hercules 258	250' - MS, TD	India	ONGC	109-111	465	06/04/11
7 Hercules 260	250' - ILC, TD	India	ONGC	142-144	399	03/30/11
8 Hercules 208	200' - MC, TD	Malaysia	Murphy	109-111	548	08/26/11
9 Hercules 261	250' - ILC, TD	Saudi Arabia	Saudi Aramco	136-138	583	09/30/11
10 Hercules 262	250' - ILC, TD	Saudi Arabia	Saudi Aramco	127-129	583	09/30/11
				Average	368	days

Hercules Offshore Monthly Rig Fleet Status Report as of February 24, 2010

				Contract (2)	Est. Duration (3)
Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges
1 Hercules 17	Posted - 3000 hp, TD	US Inland Gulf Coast	Renaissance	14-16	5	03/01/10
2 Hercules 41	Posted - 3000 hp, TD	US Inland Gulf Coast	Castex	14-16	65	04/30/10
3 Hercules 49	Posted - 3000 hp, TD	US Inland Gulf Coast	Dynamic	14-16	74	05/09/10
				Average	48	days
4 Hercules 01	Conv - 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
5 Hercules 09	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 05/09
6 Hercules 11	Conv - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
7 Hercules 15	Conv - 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
8 Hercules 19	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
9 Hercules 27	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
10 Hercules 28	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
11 Hercules 29	Conv - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
12 Hercules 46	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
13 Hercules 48	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
14 Hercules 52	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
15 Hercules 55	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
16 Hercules 57	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
17 Hercules 64	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)	Rigs with a Customer named are under contract while rigs described as “Ready Stacked” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are full contract operating dayrates, although the average dayrate over the term of the contract will be lower and could be substantially lower. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure. In certain cases under our Inland Barge contracts dayrates include revenue for other vessels and services provided by Delta Towing. The dayrates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
January 31, 2010

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments
Gulf of Mexico
230	2	2	$23,632	30	48%	One vessel in drydock in February
190-215	3	3	13,409	40	43%
170	1	1	—	0	0%	One vessel in drydock in January and February
140-150	6	6	7,922	51	27%	One vessel in drydock in January
120-130	14	13	5,940	168	42%	Three vessels in drydock in January and one vessel in drydock in February
105	15	13	4,441	235	58%	Three vessels in drydock in January and six vessels in drydock in February

Sub-total/Average	41	38	$7,044	524	44%

International
230-260	2	2	$48,018	31	50%
170-215	7	7	33,394	93	43%	One vessel in drydock in January and February
140-150	4	4	14,925	121	98%	One vessel in drydock in February
120-130	7	7	12,003	116	53%	Three vessels in drydock in January, one vessel in drydock in February
105	4	4	8,500	31	25%	One vessel in drydock in January and February

Sub-total/Average	24	24	$20,551	392	53%

Total/Average	65	62	$12,824	916	48%

(1)	Actively marketed liftboats excludes three GOM cold-stacked liftboats

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in Hercules’ annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. Hercules cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.